[Image]     Scudder Global Discovery Fund Profile

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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     January 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Global Discovery Fund seeks to provide above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

     2. What Does The Fund Invest In?

     The Fund normally invests at least 65% of its total assets in the equity securities of small, rapidly growing companies that offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market. The Fund invests primarily in companies whose individual equity market capitalization would place them in the same size range as companies in approximately the lowest 20% of world market capitalization as represented by the Salomon Brothers Broad Market Index. Equity securities in which the Fund may invest consist of common stocks, preferred stocks (either convertible or non-convertible), rights and warrants. For capital appreciation purposes, the Fund may purchase notes, bonds, debentures, government securities and zero coupon bonds (any of which may be convertible or non-convertible). The Fund has the flexibility to invest in any region of the world, and intends to allocate investments among at least three countries at all times, one of which may be the United States.

     The Fund's investment adviser, Scudder, Stevens & Clark, Inc. invests the Fund's assets in companies it believes offer above-average earnings, cash flow or asset growth potential, and which may receive greater market recognition over time. When evaluating an individual company the adviser takes into consideration numerous factors including, the depth and quality of management; a company's product line, business strategy and competitive position; research and development efforts; financial strength, including degree of leverage; cost structure; revenue and earnings growth potential; price-earning ratios and other stock valuation measures.

     Up to 35% of total assets my be invested in equity securities of larger companies around the world and in debt securities.

     3. What Are The Risks Of Investing In The Fund?

     The Fund involves above-average stock market risk. Global investing involves economic and political considerations and possibly legal restrictions not typically found in U.S. markets, which may affect the value of the Fund's investments. Investment in foreign securities involves more limited information, higher brokerage costs, different accounting standards, thinner trading markets, the likely impact of foreign taxes on the income and gains from securities and less government supervision of securities exchanges. These considerations are usually more of a concern in developing countries in which the Fund may invest. Some of the Fund's investments are denominated in foreign currencies, therefore, the Fund may incur currency conversion costs and the strength or weakness of the U.S. dollar against these currencies may result in fluctuations of share price, which is likely to vary from day to day. You incur principal risk when you invest, because your shares, when sold, may be worth more or less than what you paid for them.

     In addition, small companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking above-average long-term capital appreciation and:

        o are willing to accept above-average stock market risk,
        o can tolerate fluctuations in share price,
        o understand the risks associated with global investing, and
        o have or plan to have other investments for the benefit of diversification.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Global Discovery Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended October 31, 1995.

       Investment management fee                          1.10%

       12b-1 fees                                         None

       Other expenses                                     0.59%
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       Total Fund operating expenses                      1.69%
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       Example:

       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $17            $ 53              $92               $200

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on September 10, 1991, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

     THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

     BAR CHART TITLE:  Total Returns for years ended December 31:
     BAR CHART DATA:

                         1992     -0.07%
                         1993     38.18
                         1994     -7.68
                         1995     17.84
                         1996     21.47

     The Fund's Average Annual          One Year    Five Years  Life of Fund
     Total Return for the period        ------------------------------------
     ended December 31, 1996              21.47%       12.78%       12.72%


     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Gerald J. Moran has set the Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1991. Mr. Moran joined Scudder's equity research and management area in 1968 as an analyst and has focused on small company stocks since 1982 and has been a portfolio manager since 1985.

     Elizabeth Allan, Portfolio Manager, who joined the team in 1994, concentrates on the Fund's Pacific Basin investments. Ms. Allan, who has been a portfolio manager at Scudder since 1991, joined the firm in 1987 as a member of the portfolio management team of a Scudder closed-end mutual fund concentrating its investments in Asia.

     Joan Gregory, Portfolio Manager, joined the team in 1994 and focuses on stock selection, a role she has played since she joined Scudder in 1992. Ms. Gregory has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.

     Sewall Hodges, Portfolio Manager, joined Scudder in 1995 and the team in 1996. Mr. Hodges, who has ten years in global analysis and portfolio management, focuses on the Fund's stock selection and research.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes dividend and capital gains distributions, if any, in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable distributions are taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.
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     Contact Scudder